THE ADVISORS' INNER CIRCLE FUND III

              ROTHSCHILD LARCH LANE ALTERNATIVES FUND (THE "FUND")

                         SUPPLEMENT DATED JULY 12, 2016
                TO THE FUND'S PROSPECTUS, SUMMARY PROSPECTUS AND
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI"),
                            EACH DATED MARCH 1, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, SUMMARY PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND SAI.

Effective July 11, 2016, Fiera Capital Inc. ("Fiera") purchased the interests of Rothschild Asset Management Inc. ("Rothschild") in Rothschild Larch Lane Management Company LLC (the "Adviser") (the "Fiera/Rothschild Transaction"). In connection with this transaction, employees of Rothschild will no longer be involved in the management or oversight of the Fund and the name of the Fund will change to Fiera Capital Diversified Alternatives Fund. Further, the name of the Adviser was changed to Fiera Capital Management Company LLC on July 11, 2016.

Fiera has also informed the Fund's Board of Trustees (the "Board") that it intends to enter into a definitive agreement this month to acquire substantially all of the assets of Larch Lane Advisors LLC (the "Larch Lane Acquisition"). The Larch Lane Acquisition would be expected to close on or about August 31, 2016. As a result of the Fiera/Rothschild Transaction, on July 11, 2016, the Board approved an interim advisory agreement with Fiera Capital Management Company LLC, which went into effect as of that date (the "First Interim Agreement") replacing the Fund's current advisory agreement with the Adviser. In addition, as a result of the impending Larch Lane Acquisition, the Board also approved an interim advisory agreement with Fiera (the "Fiera Interim Advisory Agreement" and, together with the First Interim Agreement, the "Interim Agreements," and each individually, an "Interim Agreement"). The Fiera Interim Advisory Agreement would go into effect upon the close of the Larch Lane Acquisition, replacing the First Interim Agreement. The terms of each Interim Agreement are identical, in all material respects, to the prior advisory agreement (other than with respect to the short-term nature of the agreement and the provision which provides that the compensation earned under each Interim Agreement will be held in an interest-bearing escrow account, each as required by Rule 15a-4 under the Investment Company Act of 1940).

The Board also approved a new advisory agreement with Fiera (the "Fiera Advisory Agreement") which would go into effect and replace the Fiera Interim Advisory Agreement, if and when the Fiera Advisory Agreement is approved by shareholders of the Fund. It is currently anticipated that a shareholder meeting will be held in September 2016 to act on the Fiera Advisory Agreement. A proxy statement describing the Fiera Advisory Agreement and Fiera will be distributed to investors in advance of such meeting.

THE FOREGOING IS NOT A SOLICITATION OF ANY PROXY. WHEN IT IS AVAILABLE, PLEASE READ THE PROXY STATEMENT CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING FIERA AND THE FIERA ADVISORY AGREEMENT. THE PROXY STATEMENT WILL BE AVAILABLE FOR FREE ON THE SEC'S WEBSITE (WWW.SEC.GOV).

Accordingly, the Prospectus, Summary Prospectus and SAI are hereby amended and supplemented as follows:

     1. All references to "Rothschild Larch Lane Alternatives Fund" in the Prospectus, Summary Prospectus and SAI are hereby deleted and replaced with "Fiera Capital Diversified Alternatives Fund."

     2. All references to "Rothschild Larch Lane Management Company LLC" in the Prospectus, Summary Prospectus and SAI are hereby deleted and replaced with "Fiera Capital Management Company LLC."

     3. The first paragraph of the "Investment Adviser and Portfolio Managers" section on page 14 of the Prospectus and "The Adviser and Sub-Advisers" section on page S-32 of the SAI is hereby deleted and replaced with the following:

               Fiera Capital Management Company LLC (the "Adviser"), located at 800 Westchester Ave., S-528, Rye Brook, New York 10573 serves as investment adviser to the Fund. The Adviser is owned by Fiera Capital Inc. and Larch Lane Advisors LLC ("Larch Lane").

     4. All references to Rothschild in the Prospectus and SAI, and all references to Mr. Ki Akrami, Mr. Nicolas de Croisset, and Mr. Shakil Riaz in the Prospectus, Summary Prospectus and SAI are hereby deleted.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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